UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2009

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 28, 2009, Sun Microsystems, Inc. (“Sun”) issued a press release regarding Sun’s financial results for the fiscal quarter ended March 29, 2009. The full text of Sun’s press release, together with the related Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Cash Flows, Calculation of Non-GAAP Net Income (Loss) and Operations Analysis—Consolidated, are attached hereto as Exhibit 99.1.

The press release contains non-GAAP financial measures. Sun utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The non-GAAP financial measures Sun uses include non-GAAP net income and diluted non-GAAP net income per share. Non-GAAP net income is defined as net income excluding purchased in-process research and development, amortization of acquisition related intangibles, stock-based compensation, restructuring and related impairment of long-lived assets, impairment of goodwill, gain or loss on equity investments, net, settlement income and the tax effect of these non-GAAP adjustments. These measures are used by some investors when assessing the performance of Sun. Sun believes the assessment of its operations excluding these items is relevant to the assessment of internal operations and comparisons to industry performance.

Reasons for Presenting Non-GAAP Measures. Sun believes these non-GAAP measures help illustrate Sun’s baseline performance before gains, losses or charges that are considered by Sun to be outside of on-going operating results. Accordingly, Sun uses these non-GAAP measures to gain a better understanding of Sun’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Sun believes these non-GAAP measures, when read in conjunction with Sun’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Sun’s on-going operating results;

•	the ability to better identify trends in Sun’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Sun’s underlying business; and

•	an easier way to compare Sun’s most recent results of operations against investor and analyst financial models.

Items Excluded From Non-GAAP Measures. As described above, the calculation of non-GAAP net income excludes items in the following categories:

Purchased In-Process Research and Development and Amortization of Acquisition Related Intangibles. Sun excludes purchased in-process research and development and amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Sun has completed the acquisitions of MySQL and StorageTek and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Sun believes that providing a non-GAAP financial measure that excludes purchased in-process research and development and the amortization of acquisition related intangible assets provides the users of its financial statements an enhanced understanding of historic and future financial results and facilitates comparisons to peer companies. Additionally, with respect to the amortization of acquisition related intangible assets, had Sun internally developed these intangible assets, the amortization of such intangible assets would have been expensed historically, and Sun believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance. Amortization of acquisition related intangibles will recur in future periods. Although purchased in-process research and development expenses are not recurring with respect to past acquisitions, Sun will incur these expenses in connection with any future acquisitions.

Stock-Based Compensation. Stock-based compensation is a key incentive offered to Sun’s employees, and Sun believes such compensation contributed to the revenues earned during the periods presented and also believes it will contribute to the generation of future period revenues. Nevertheless, Sun believes that the exclusion of non-cash stock-based compensation allows management and investors to compare Sun’s recurring core business operating results over multiple periods. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use to account for stock-based compensation under FAS 123R, Sun’s management believes that providing a non-GAAP financial measure that excludes stock-based compensation allows investors to make meaningful comparisons between Sun’s recurring core business operating results and those of other companies, as well as providing Sun’s management with an important tool for financial and operational decision making and for evaluating Sun’s own recurring core business operating results over different periods of time. In addition, Sun prepares and maintains its budgets and forecasts for future periods excluding stock-based compensation. Stock-based compensation expenses will recur in future periods.

Restructuring and Related Impairment of Long-Lived Assets, Impairment of Goodwill, Gain or Loss on Equity Investments, Net, Settlement Income and Tax Effect of Non-GAAP Adjustments. Sun excludes these items because it believes that they are not directly related to the underlying performance of Sun’s core business operations. Other than impairment of goodwill, each of these items are expected to recur in future periods.

Limitations. Each of the non-GAAP financial measures described above, and used in the press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Sun’s financial results for the foreseeable future. In addition, other companies, including other companies in Sun’s industry, may calculate non-GAAP financial measures differently than Sun does, limiting their usefulness as a comparative tool. Sun compensates for these limitations by providing specific information in the reconciliation included in the press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Sun evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Text of press release issued by Sun Microsystems, Inc., dated April 28, 2009, titled “Sun Microsystems Reports Results for the Third Quarter Fiscal Year 2009,” together with related Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Cash Flows, Calculation of Non-GAAP Net Income (Loss) and Operations Analysis - Consolidated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2009

SUN MICROSYSTEMS, INC.

By:	/s/ Michael E. Lehman
Michael E. Lehman
Chief Financial Officer and Executive Vice President, Corporate Resources

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release issued by Sun Microsystems, Inc., dated April 28, 2009, titled “Sun Microsystems Reports Results for the Third Quarter Fiscal Year 2009,” together with related Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Cash Flows, Calculation of Non-GAAP Net Income (Loss) and Operations Analysis - Consolidated.